THE PRUDENTIAL SERIES FUND
Global Portfolio

High Yield Bond Portfolio

Supplement dated June 26, 2017 to the

Currently Effective Summary Prospectuses

This supplement should be read in conjunction with the currently effective Summary Prospectuses (each, the Summary Prospectus) for the Global Portfolio and the High Yield Bond Portfolio and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

A.	Global Portfolio: Revision to Portfolio Fees and Expenses

The Summary Prospectus for the Global Portfolio is revised as follows, effective June 1, 2017:

I.	The following table hereby replaces the Annual Portfolio Operating Expenses table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Class I Shares
Management Fees	0.75%
+Distribution and/or Service Fees (12b-1 Fees)	None
+Other Expenses	0.06%
=Total Annual Portfolio Operating Expenses	0.81%
-Fee Waiver and/or Expense Reimbursement	- 0.02%
=Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.79%

*Differences in the Total Annual Portfolio Operating Expenses shown in the table above and in the Portfolio’s Financial Highlights are attributable to changes in management fees, waivers and/or expense limitations during the most recently completed fiscal year.

(1) PGIM Investments LLC (PGIM Investments or the Manager) has contractually agreed to waive 0.022% of its investment management fee through June 30, 2018. The Manager has also contractually agreed to waive an additional 0.002% of its investment management fee through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

II.	The following table hereby replaces the “EXAMPLE” table in the “PORTFOLIO FEES AND EXPENSES” section of the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
Global Class I Shares	$83	$254	$441	$980
B.	High Yield Bond Portfolio: Portfolio Manager Removal

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the High Yield Bond Portfolio. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the High Yield Bond Portfolio.

To reflect this change, the Summary Prospectus for the High Yield Bond Portfolio is hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA are hereby removed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUPL